
ABRAXAS

Abraxas Petroleum Corporation
December 2019

Forward-Looking Statements

The information presented herein may contain predictions, estimates and other forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Although the Company believes that its expectations are based on reasonable assumptions, it can give no assurance that its goals will be achieved.

Important factors that could cause actual results to differ materially from those included in the forward-looking statements include the timing and extent of changes in commodity prices for oil and gas, availability of capital, the need to develop and replace reserves, environmental risks, competition, government regulation and the ability of the Company to meet its stated business goals.

Oil and Gas Reserves. The SEC permits oil and natural gas companies, in their SEC filings, to disclose only reserves anticipated to be economically producible, as of a given date, by application of development projects to known accumulations. We use certain terms in this presentation, such as total potential, de-risked, and EUR (expected ultimate recovery), that the SEC's guidelines strictly prohibit us from using in our SEC filings. These terms represent our internal estimates of volumes of oil and natural gas that are not proved reserves but are potentially recoverable through exploratory drilling or additional drilling or recovery techniques and are not intended to correspond to probable or possible reserves as defined by SEC regulations. By their nature these estimates are more speculative than proved, probable or possible reserves and subject to greater risk they will not be realized.

Non-GAAP Measures. Included in this presentation are certain non-GAAP financial measures as defined under SEC Regulation G. Investors are urged to consider closely the disclosure in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and its subsequently filed Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and the reconciliation to GAAP measures provided in this presentation.

Initial production, or IP, rates, for both our wells and for those wells that are located near our properties, are limited data points in each well's productive history. These rates are sometimes actual rates and sometimes extrapolated or normalized rates. As such, the rates for a particular well may change as additional data becomes available. Peak production rates are not necessarily indicative or predictive of future production rates, expected ultimate recovery, or EUR, or economic rates of return from such wells and should not be relied upon for such purpose. Equally, the way we calculate and report peak IP rates and the methodologies employed by others may not be consistent, and thus the values reported may not be directly and meaningfully comparable. Lateral lengths described are indicative only. Actual completed lateral lengths depend on various considerations such as lease-line offsets. Standard length laterals, sometimes referred to as 5,000 foot laterals, are laterals with completed length generally between 4,000 feet and 5,500 feet. Mid-length laterals, sometimes referred to as 7,500 foot laterals, are laterals with completed length generally between 6,500 feet and 8,000 feet. Long laterals, sometimes referred to as 10,000 foot laterals, are laterals with completed length generally longer than 8,000 feet.

Corporate Profile

ABRAXAS

NASDAQ: AXAS

Headquarters.................... San Antonio

Shares outstanding[(1)]................ 167mm

Market cap[(1)] $43mm

Net debt $192mm

(RBL.................................. $92mm)

(2nd Lien............................ $100mm)

RBL Borrowing Base $135mm → $43mm Liquidity

2019E CAPEX .... $89 mm

EV/BOE[(2)].................................. $3.44

Proved Reserves[(3)]..................... 68.3 mmboe

NBV Non-Oil & Gas Assets[(4)]......... $20.1 mm

Production[(5)]................................ 6,519 bopd (9899 boepd)

PV-10[(6)].. $635mm

---

(1) Shares outstanding as of September 30, 2019. Market cap using share price as of December 4, 2019.
(2) Enterprise value net debt plus market cap as of December 1, 2019.
(3) Internally estimated Proved reserves as of November 1, 2019.
(4) Net book value of other assets as of September 30, 2019.
(5) Q3 2019
(6) PV 10 calculated using SEC pricing at midyear of $61.67 BO and $2.95 gas.

2020 Operating and Financial Guidance

Prelim 2020 Capex Budget Allocation

Area	Capital ($MM)	% of Total	Gross Wells	Net Wells
Permian - Delaware	$21	26-44%	3	2.4
Bakken/Three Forks	$27-58	56-74%	6-20	5.4-15.5
Total	**$48-79**	**100%**	**7-23.0**	**7.8-18.0**

Prelim 2020 Operating Guidance

Operating Costs	Low Case	High Case
LOE ($/BO)	$9.00	$12.00
Production Tax (% Rev)	8.0%	9.0%
Cash G&A ($mm)	$9.0	$13.0
Production (BOPD)	6,700	7,700



Daily Production vs. Yearly CAPEX (1)
9,000
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
$180,000
$160,000
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
2017
2018
2019 E
2020 E



2020 Expected Production Mix
11%
13%
76%
Oil
Gas
NGL

(1) *Yearly CAPEX for each year ending December 31, 2015, 2016, 2015, 2017 and 2018. 2019 based on midpoint of management guidance.*

Revised Guidance 2019

Switching to barrels oil from barrels of oil equivalent format

ABRAXAS

- Gas & NGL have become insignificant revenue generators compared to percent of production
- Gas & NGL are tied to 3rd party gathering and processing, subject to unpredictable shut-ins, thus significant source of overall production variations
- Oil is a better predictor of future cash flow and more reliable

	2016	2017	2018	Q3 2019 ACTUAL	REVISED GUIDANCE 2019	MIDPOINT YOY	ORIGINAL 2019 GUIDANCE WITH BO CONVERSION
OIL PRODUCTION, BOPD	3,760	4,311	6,322	6,519	6,700-7,100[1]	UP 9%	7,245-7,935[2]
GAS PRODUCTION, MMCFPD[3]	8.7	10.7	12.6	10.9			
NGL PRODUCTION, BNGLPD[3]	995	1,304	1,392	1,565			
BOEPD	6,198	7,391	9,809	9,899			
% GAS & NGL	39.3	41.7	35.5	34			
% GAS & NGL REVENUE	9.8	14.6	10.8	0.9			
LOE $/BO	10.88	9.45	10.65	6.20	10.50-11.50	UP 3%	6.07-8.32
G&A $/BO (CASH ONLY)	7.55	8.29	4.19	2.45	3.60-4.90	UP 1%	3.21-4.32

1) Includes reduction for 350 BPOD Non Op Bakken Sale
2) Previous BOED Guidance: 10,500 11,500 times previous guidance of 69% oil
3) Will consider adding gas and ngl back to production guidance when they become a material component of cash flow

Historical Reserve & Production Growth

ABRAXAS

- YE18 total proved reserves up 3% YoY
  - 55% increase over last 3 years
  - 14% CAGR since 2013
- YE18 production up 33% YoY
  - 64% increase over last 3 years
  - 16% CAGR since 2013
- Oil contribution up 40% since 2013
- ~ 19 year reserve life at current drilling pace

Proved Reserves Summary [1]

YE 2018	Oil (MBbl)	Gas (MMcf)	NGL (MBbl)	Total (MMBoe)	PV10 (M$)
PDP	12,788	39,177	3,679	22,996	$ 359,192
PNP	798	4,094	125	1,606	$ 22,687
PUD	28,650	46,473	6,230	42,626	$ 307,418
Total Proved	**42,237**	**89,744**	**10,034**	**67,228**	**$ 689,297**
WTX PRUD	72,109	84,534	12,257	98,455	$ 372,116

1P % Oil	63%
1P % Liquids	78%
1P R/P (years)	18.8x



Growth in Production
16% CAGR
54%
60%
74%
74%
71%
73%
4,054
4,302
5,719
5,974
7,392
9,810
% Liquids
Boe/d
2013
2014
2015
2016
2017
2018



Growth in Proved Reserves
14% CAGR
30.2
31.0
42.4
43.2
65.4
-3.5
+.9
-3.8
-6.6
+15.0
67.2
2013
2014
2015
2016
2017
Production
Purchases
Sales
Revisions
Additions
2018

(1) Reserve Summary as of 12/31/2018 and audited by LaRoche Petroleum Consultants, Inc.

The Abraxas Advantage

ABRAXAS

- **Basin / Geologic Benefit**
  - Core acreage positions in the Bakken and WTX (Delaware Basin)
  - ~ 11,500 net mineral acres in WTX (95% Operated, HBP)
  - Deep inventory of high quality locations in WTX providing 20 years of development with 2 rigs [1]
- **Royalty / Leasehold Benefit**
  - Legacy high value acreage with favorable NRI's
  - Recent Permian and Bakken precedent M&A transactions carry a 25% royalty burden (75% Effective NRI)
  - AXAS Bakken Effective NRI's average ~82.5%, WTX ~80% providing meaningful minerals optionality
- **Commodity Benefit**
  - 66% of production from black oil, 82% from liquids in Q3
  - 66% of net reserves from black oil, 79% from liquids
- **Infrastructure Benefit**
  - Delaware
    - Expanding network of in-field SWD's, frac-ponds, 2 water supply wells (additional can be put in service)
    - 72,000 BWPD Permitted Disposal
    - 9257 BWPD Actual August average disposal
    - 50,000 BWPD Permits Pending
  - Bakken
    - 2 in-field SWD's, a third available if needed
  - Company owned & operated Ravin #1 Drilling Rig well suited and targeted for future WTX development
  - Provides significant infrastructure optionality

(1) Assumes 880' spacing per 640 acre DSU

Asset Base Overview

Delaware Basin

Permian Basin – Wolfcamp & Bone Spring


LEASEHOLD OPERATORS
ABRAXAS PET.
APACHE CORP.
ARRINGTON O&G
CALLON
CHEVRON
DEVON ENERGY
DIAMONDBACK
EXXON/XTO
FELIX ENERGY
OASIS PETROLEUM
HALCON
JAGGED PEAK ENERGY
MEWBOURNE
OXY
RKI
SHELL
SUNDOWN ENERGY
HBP LEGACY PROD.
Winkler
Ward

Map Source: Investor presentations, Drilling Info and management estimates.

Evolution in the Delaware Basin


2012
2015
2019
Winkler
Ward
Central Basin Platform
Delaware Basin
Reeves
Pecos
Abraxas Operated Acreage
Abraxas Non-Operated Acreage

Delaware Basin Inventory

- Abraxas has identified 404 net potential drilling locations assuming 880 ft spacing between wells in the same zone
- Approximately 33% of these locations could be combined in the future for long lateral development should conditions warrant
- Abraxas believes this location count is conservative as no locations have been assigned to benches that AXAS has not commercially proven

Formation	← 1 Mile →	Wells Drilled	Gross Locations 880' Spacing	Net Locations 880' Spacing
Brushy Canyon				
Avalon				
2nd Bone Spring Shale				
3rd Bone Spring Shale		1	98	74
3rd Bone Spring Sand		4	111	83
Wolfcamp A1		9	99	74
Wolfcamp A2		7	51	38
Wolfcamp B		2	112	84
Wolfcamp C		0	68	51
Barnett				
Woodford				
	Totals	23	539	404

DRILLED / PROVEN
ACTIVE APPRAISAL
UNQUANTIFIED UPSIDE

Shell #1H University 17-18



HSGR
0 150
P_RSHAL
2 2000
DPHZ_LS
0.2 0
3rd Bone Lime
3rd Bone Shale
3rd Bone Shale Target
3rd Bone Sand Target
Wolfcamp A1 Target
Wolfcamp A2 Target
Wolfcamp B Target

Delaware Basin

Caprito Development


97
4
17
78
83
98
3
79
18
82
99
2
81
100
1
27
34
DELAWARE BASIN
Ward County, TX
Caprito Area
1320' Spacing and Drilling Wells

Down-spacing Observations

ABRAXAS

Caprito 99 Down-Space Wells

RATE vs TIME



302H Parent Well
BOE/DAY
DAYS
0
100
200
300
400
500
600
700
800
900
1000
1100
1200
1300
1400
0
20
40
60
80
100
120
140
160
180
200

CUM BOE vs TIME



Distance from 302H Parent
202H - 350'
311H - 650'
211H - 980'
301H - 1,320'
302H Parent Well
CUM BOE
DAYS
0
10000
20000
30000
40000
50000
60000
70000
80000
90000
100000
110000
120000
130000
140000
150000
0
20
40
60
80
100
120
140
160
180
200

Delaware Basin – 3rd Bone Spring

ABRAXAS

3rd Bone Spring Average vs. Type


Caprito 82-101H Dec 17
Mesquite 102H Oct 18
Mesquite U103H Oct 18
Woodberry 101H Jul 19
BOE/D
1,100
1,000
900
800
700
600
500
400
300
200
100
0
0
50
100
150
200
250
300
350
400
450
500
550
600
WELL COUNT
10
5
0
DAYS

Delaware Basin – Wolfcamp A1



Wolfcamp A1 Average vs. Type
BOE/D
900
800
700
600
500
400
300
200
100
0
0
100
200
300
400
500
600
700
Caprito 98-201H Jul 17
Caprito 82-202H Dec 17
Caprito 99 202H Jun 18
Caprito 99 211H Jun 18
Greasewood 201H Aug 18
Pecan 47 201H Dec 18
Creosote 201H Mar 19
Hackberry 201H May 19
Woodberry 201H Jul 19
WELL COUNT
10
5
0
DAYS

Delaware Basin – Wolfcamp A2

Wolfcamp A2 Average vs. Type



900
800
700
600
500
400
300
200
100
0
BOE/D
0
50
100
150
200
250
300
350
400
450
500
550
600
650
700
Caprito 99-302H Nov 16
Caprito 98-301H Jul 17
Caprito 83-304H Oct 17
Caprito 99-301H Jun 18
Caprito 99-311H Jun 18
Greasewood 301H Aug 18
Creosote 302H Mar 19
WELL COUNT
10
5
0
DAYS

Delaware Basin – Wolfcamp B

Wolfcamp B Average vs. Type


Caprito 83-404H Dec 17
BOE/D
800
700
600
500
400
300
200
100
0
0 50 100 150 200 250 300 350 400 450 500 550
WELL COUNT
10
5
0
0 50 100 150 200 250 300 350 400 450 500 550
DAYS

Delaware Basin

Economics by Zone - EOY18 Model

Third Bone Spring

Abraxas EOY18 Assumptions

- 630 MBOE gross type curve
  - 86% Oil
  - Initial rate: 1,100 boepd
  - di: 99.9%
  - dm: 6.0%
  - b-factor: 1.4
- Assumed CWC: $7.6 million



ROR vs. WTI
ROR (%)
0 5 10 15 20 25 30 35 40 45 50
$45 $50 $55 $60 $65 $70 $75
WTI ($/BBL)

Wolfcamp A1

Abraxas EOY18 Assumptions

- 640 MBOE gross type curve
  - 88% Oil
  - Initial rate: 809 boepd
  - di: 97.4%
  - dm: 7.0%
  - b-factor: 1.4
- Assumed CWC: $7.6 million



ROR vs. WTI
ROR (%)
0 5 10 15 20 25 30 35 40 45 50
$45 $50 $55 $60 $65 $70 $75
WTI ($/BBL)

Wolfcamp A2

Abraxas EOY18 Assumptions

- 580 MBOE gross type curve
  - 87% Oil
  - Initial rate: 843 boepd
  - di: 98.6%
  - dm: 7.0%
  - b-factor: 1.4
- Assumed CWC: $7.6 million



ROR vs. WTI
ROR (%)
0 5 10 15 20 25 30 35 40 45 50
$45 $50 $55 $60 $65 $70 $75
WTI ($/BBL)

Wolfcamp B

Abraxas EOY18 Assumptions

- 525 MBOE gross type curve
  - 87% Oil
  - Initial rate: 634 boepd
  - di: 95.79%
  - dm: 7.0%
  - b-factor: 1.4
- Assumed CWC: $7.6 million



ROR vs. WTI
ROR (%)
0 5 10 15 20 25 30 35 40 45 50
$45 $50 $55 $60 $65 $70 $75
WTI ($/BBL)

Bakken/Three Forks

Bakken / Three Forks (McKenzie Cty., ND)

Asset Highlights:

- ~ 3,500 net acres in the heart of McKenzie Cty.
- 69 wells drilled by Abraxas (37MB / 31TF1, 1TF2)
- 63 completions, 6 DUC's (Jore Federal extension pad)
- Cum Production ~11 MMbo / 17 MMboe
- Current Net Production ~5,500 boepd
- Remaining Locations:
  - 33 (13MB & TF, 20TF2)
- Refrac Candidates ~20

2019 Activity:

- Drill 6 gross (5.4 net) wells – Drilled
- Complete 4 gross (1.3 net) wells – On production



150N 97W
STENEHJEM
RAVIN
LILLIBRIDGE
JORE FEDERAL
YELLOWSTONE
North Fork
Middle Bakken Planned
Three Forks Planned
Middle Bakken Drilled
Three Forks Drilled
Three Forks 2 Drilled

Bakken/Three Forks

Remaining Inventory

Remaining Locations
(19 Total - 8 MB, 11 TF1, includes 6 DUC's)



150N 97W
Lillibridge
Stenehjem
Ravin
Jore Federal
Yellowstone
NORTH FORK/Pershing
Middle Bakken Proposed
Three Forks Proposed

- Jore Federal WI ~ 98% (3MB, 7TF1) (includes 6 DUC's)
- Yellowstone WI ~ 75% (4MB, 4TF1)
- Ravin WI ~ 48.6% (1MB)

Three Forks 2nd Bench
(20 TF2 PRUD's booked)



CLR Bailey
Lillibridge
Stenehjem
Ravin
CLR Wiley
XTO
Jore Federal
Yellowstone
Three Forks 2nd Bench
Three Forks 2nd Completed
Three Forks 2nd Proposed

- AXAS book type curve = 555 MBOE
- CLR results > 1,000 MBOE
- AXAS spacing = 1,320'; CLR spacing = 990'

Bakken Completion Evolution: 2010 - 2019

ABRAXAS

Highlights –

- Increase in prop mass and fluid volume
- Increase in stages and adding diverters to drive cluster efficiency
- Using thinner fluids to promote complexity

	GEN 1	GEN 2	GEN 3	GEN 4	GEN 5
PIPE EXIT METHOD	SLEEVES	PERF/SLEEVE HYBRID	PERF/SLEEVE HYBRID	PERFS	PERFS
ISOLATION	SWELL PACKERS	SWELL PACKERS	SWELL PACKERS	CEMENTED	CEMENTED
STAGES	27	33	41	41	60
PROP MASS (PPF)	400	600	750	800	850
PROP SIZE	100M 30/50 20/40	100M 30/50 20/40	100M 30/50 20/40	100M 30/50 20/40	100M 30/50 20/40
PROP TYPE	50/50 WHITE, CERAMIC	80/20 WHITE, CERAMIC	100% WHITE	100% WHITE	100% WHITE
FLUID USE (BPF)	7	11	15	17	20
FLUID TYPE	SW/XLINK	SW/XLINK	HVFR	HVFR	HVFR
AVG PROP CONC (PPA	1.4	1.3	1.2	1.1	1.0
RATE (BPM)	30	30	30	50	60
DIVERSION	NO	NO	PLA GRANULAR	PLA GRANULAR	PLA GRANULAR
LIMITED ENTRY	NO	NO	NO	NO	YES

SPE #184851 *"Re-designing from Scratch and Defending Offset Wells: Case Study of a Six-Well Bakken Zipper Project"*
World Oil, June 2017 *"From Scratch Redesign Yields Uplift in Legacy Bakken Field"*

Generational Uplift – Middle Bakken

North Fork Field

Middle Bakken Completion Generations vs. Type



2,000
1,800
1,600
1,400
1,200
1,000
800
600
400
200
0
BOEPD
0
20
40
60
80
100
120
140
160
180
DAYS
Data limiting:
Expression
Line by:
GENERATION (binned)
Color by:
GENERATION (binned)
TYPE-MB
MB GEN 1
MB GEN 2
MB GEN 3
MB GEN 4
MB GEN 5
Rav-Wiley 2H; Ravin13H
~200Mboe Cum/Well
First 180 days

Generational Uplift – Three Forks

North Fork Field

Three Forks Completion Generations vs. Type


Data limiting:
Expression
Line by:
GENERATION (binned)
Color by:
GENERATION (binned)
TYPE-TF
TF GEN 1
TF GEN 2
TF GEN 3
TF GEN 4
TF GEN 5
Rav-Wiley 1H; Ravin 14H
~187Mboe Cum/Well
First 180 days
BOEPD
1,300
1,200
1,100
1,000
900
800
700
600
500
400
300
200
100
0
0
20
40
60
80
100
120
140
160
180
DAYS

Bakken System Economics

Economics by Zone - EOY18 Model

Middle Bakken

Abraxas EOY18 Assumptions

- *975 MBOE gross type curve*
  - *88% Oil*
  - *Initial rate: 1,302 boepd*
  - *di: 95.90%*
  - *dm: 8.0%*
  - *b-factor: 1.3*
- *Assumed CWC: $7.6 million*


ROR vs WTI
160
140
120
100
80
60
40
20
0
ROR (%)
$45
$50
$55
$60
$65
$70
$75
WTI ($/BBL)

Three Forks

Abraxas EOY18 Assumptions

- *791 MBOE gross type curve*
  - *87% Oil*
  - *Initial rate: 1,066 boepd*
  - *di: 95.78%*
  - *dm: 8.0%*
  - *b-factor: 1.3*
- *Assumed CWC: $7.6 million*


ROR vs. WTI
160
140
120
100
80
60
40
20
0
ROR (%)
$45
$50
$55
$60
$65
$70
$75
WTI ($/BBL)

Oil and Gas Marketing & Takeaway

	Delaware Basin	Bakken/Three Forks

Oil Marketing and Takeaway	**Caprito Area:**
	• Caprito oil production on pipe in May/June 2018
	• Agreement with third party on long term contract
	• Rate of $0.65/bbl to Wink
	• Wink trades at a slight discount to Midland
	• Abraxas will likely add other units to the third party system as development progresses across the Company's Ward and Winkler County assets
	• Multiple new crude lines to Gulf Coast in service 2019
	  • Cactus 2
	  • Epic
	  • Gray Oak
		North Fork/Pershing Area:
		• All oil production on pipe
		• Agreement with third parties on long term contract
		• Locked discount (including all tariff) of $5.18-$5.87 off NYMEX through August 2019
		• Do not anticipate any issues with takeaway
		• DAPL expansion

Gas Marketing and Takeaway	**Delaware Basin:**
	• Majority of acreage dedicated on long term contract
	• Contract pays 100% of residue gas and 100% of NGLs with deductions for compression, gathering and processing
	• Majority sells/prices at Waha
	• Third party controls numerous processing facilities with additional facility projects under construction
	• Third party has adequate capacity from Waha to Katy
	• Operational downtime improving
	• Multiple sales outlets with ample capacity expected
	  • Gulf Coast express in service September 2019 (2BCFPD)
	  • 2 more pipelines Waha to Gulf Coast
	    • Permian Highway (Oct 2020)
	    • Whistler (Q3 2021)
		North Fork/Pershing Area:
		• Dedicated to third party on long term contract
		• $2.50+ operating cost minimum margin per Mcfe (Abraxas cannot receive a negative price)
		• Additional takeaway issues likely until third party completes a plant expansion in late 2019
		• Additional midstream options expanding into the area
		• Abraxas actively pursuing alternative gas marketing options
		• ONEOK Elk Creek NGL line in service Q4 2019
		• ONEOK Demicks I in service Q4 2019
		• ONEOK Demicks II in service Q1 2020

Hedging	Actively hedging basis as and when advantageous from a cost perspective	Difficult from a liquidity and contract standpoint to hedge basis in the area

Abraxas Hedging Profile

ABRAXAS

Current Hedge Book			
	2019	2020	2021
Oil Swaps (bbls/day)	5,438	3,779	2,809
Swap Price ($/Bbl)[(1)]	$ 56.69	$ 55.23	$ 57.83
Mid-Cush Basis Swaps (bbls/day)	4,000	4,000	-
Swap Price ($/Bbl)[(2)]	$ (3.00)	$ (3.00)	$ -

(1) WTI - straight line average price. Includes 3,993 Bopd and 1,941 Bopd of WTI swaps in 2018 and 2019, respectively. Includes 500 Bopd and 1,000 Bopd of LLS swaps in 2018 and 2019, respectively.
(2) Argus Midland – NYM WTI CMA Differential

Appendix



Adjusted EBITDA Reconciliation

Adjusted EBITDA is defined as net income plus interest expense, depreciation, depletion and amortization expenses, deferred income taxes and other non-cash items. The following table provides a reconciliation of Adjusted EBITDA to net income for the periods presented.

(In thousands)	**Year End**	
	2017	**2018**
Net (loss) income	$16,006	$57,821
Net interest expense	$2,496	$7,052
Depreciation, depletion and amortization	$26,226	$42,759
Amortization of deferred financing fees	$423	$440
Stock-based compensation	$3,238	$2,366
Impairment	$0	$0
Unrealized (gain) loss on derivative contracts	$4,299	($27,099)
Realized (gain) loss on monetized derivative contracts	$0	$0
Expenses incurred with offerings and execution of loan agreement	$4,856	$325
Other non-cash items	$451	$516
Bank EBITDA	$57,994	$84,181
Credit facility borrowings	$84,250	$180,000
Debt/Bank EBITDA	1.45x	2.14x

TTM Adjusted EBITDA Reconciliation

Adjusted EBITDA is defined as net income plus interest expense, depreciation, depletion and amortization expenses, deferred income taxes and other non-cash items. The following table provides a reconciliation of Adjusted EBITDA to net income for the periods presented.

(In thousands)

	30-Sep-18	31-Dec-18	31-Mar-19	30-Jun-19	TTM
Net (loss) income	$1,778	$55,819	($18,324)	$11,678	$50,950
Net interest expense	$1,952	$2,409	$2,967	$2,765	10,092
Depreciation, depletion and amortization	$11,011	$12,913	$13,463	$12,079	49,466
Amortization of deferred financing fees	$113	$121	$121	$128	483
Stock-based compensation	428	472	768	522	2,190
Impairment	0	0	0	0	0
Unrealized (gain) loss on derivative contracts	6,840	(51,738)	20,576	(7,526)	(31,847)
Realized (gain) loss on monetized derivative contracts	0	0	0	0	0
Expenses incurred with offerings and execution of loan agreement	105	8	56	8	178
Other non-cash items	131	121	111	110	472
Bank EBITDA	$22,358	$20,124	$19,739	$19,764	$81,984
Credit facility borrowings					$183,000
Debt/Bank EBITDA					2.23x

Standardized Measure Reconciliation

PV-10 is the estimated present value of the future net revenues from our proved oil and gas reserves before income taxes discounted using a 10% discount rate. PV-10 is considered a non-GAAP financial measure under SEC regulations because it does not include the effects of future income taxes, as is required in computing the standardized measure of discounted future net cash flows. We believe that PV-10 is an important measure that can be used to evaluate the relative significance of our oil and gas properties and that PV-10 is widely used by securities analysts and investors when evaluating oil and gas companies. Because many factors that are unique to each individual company impact the amount of future income taxes to be paid, the use of a pre-tax measure provides greater comparability of assets when evaluating companies. We believe that most other companies in the oil and gas industry calculate PV-10 on the same basis. PV-10 is computed on the same basis as the standardized measure of discounted future net cash flows but without deducting income taxes.
The following table provides a reconciliation of PV-10 to the standardized measure of discounted future net cash flows at December 31, 2018:

Total Proved	**31-Dec-18**
	($000)
Future cash inflows	$2,876,976
Future production costs	(849,063)
Future development costs	(547,163)
Future income tax expense	(181,224)
Present Worth at 10 Percent	$1,299,526
Discount	(647,642)
Standardized measure of discounted future net cash flows	$651,884